UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 3, 2003

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Horton Street, Suite 350
Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

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ITEM 7. EXHIBITS.

     The exhibit listed on the Exhibit Index (following this Report’s signature page) is furnished with this Report.

ITEM 9. REGULATION FD DISCLOSURE

     On November 3, 2003, Ask Jeeves, Inc. (“Ask Jeeves” or the “Company”) issued a press release announcing that effective January 1, 2004, A. George (Skip) Battle will become the Executive Chairman of Ask Jeeves’ Board of Directors and Steven Berkowitz will become Ask Jeeves’ Chief Executive Officer. Garrett Gruener, who is currently Chairman of the Board will remain on the board as a director. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

     This Report on Form 8-K is being furnished under Item 9. Pursuant to General Instruction B.2 of Form 8-K, the information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, except to the extent Ask Jeeves may specifically incorporate this Report into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC.
(Registrant)

Date: November 3, 2003	By:	/s/ Brett M. Robertson

Brett M. Robertson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Ask Jeeves, Inc. dated November 3, 2003.

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